SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 13, 2004

Rockford Corporation

(Exact name of registrant as specified in its charter)

Arizona	000-30138	86-0394353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Rockford Drive
Tempe, Arizona 85281
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(480) 967-3565

Item 7. Financial Statements and Exhibits

(c) The following exhibits are furnished herewith:

     99.1 News release of Rockford Corporation (“Rockford”) dated July 13, 2004.

Item 9. Regulation FD Disclosure

     On July 13, 2004, Rockford issued a news release regarding the resignation of Jim Thomson, its Chief Financial Officer. A copy of the news release is furnished herewith as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockford Corporation
(Registrant)

Date: July 13, 2004	By:	/s/ W. Gary Suttle

W. Gary Suttle Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	News Release of Rockford Corporation dated July 13, 2004.